Exhibit 10.6

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is made as of the 10th day of May, 2013 (the “Effective Date”), by and between TALISON ROW ASSOCIATES, LP, a Delaware limited partnership (“Seller”) and TRADE STREET OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Buyer”).

BACKGROUND

(1)          Seller and Buyer previously entered into a certain Purchase and Sale Agreement dated April 8, 2013 (the “Original Agreement”), as amended by that certain First Amendment thereto dated April 26, 2013 (the “First Amendment”, and collectively with the Original Agreement, the “Agreement”), pursuant to the terms of which Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller a tract of land containing approximately 10.3 acres located in Parcel L, Daniel Island, City of Charleston, Berkeley County, South Carolina and all improvements and other property situated thereon or relating thereto, subject to the terms and provisions thereof (defined in the Agreement as the “Property”). Unless otherwise defined herein, capitalized terms when used in this Amendment shall have the meanings given such terms in the Agreement.

(2)          Buyer has requested Seller to extend the Inspection Period and Seller has agreed subject to the terms and provisions of this Amendment.

NOW, THEREFORE, in consideration of the premises and the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, Seller and Buyer hereby amendment the Agreement as follows:

1.          The Inspection Period is hereby extended until 5:00 p.m. Eastern Time Zone (U.S.A.) on May 14, 2013.

2.          The Agreement, as amended by this Amendment, is hereby declared to be in full force and effect and neither party to the Agreement, is in default of any of its obligations thereunder.

END OF TEXT; SIGNATURE PAGE FOLLOWS

EXECUTED as of the date and year first above written.

SELLER:

TALISON ROW ASSOCIATES, LP
a Delaware limited partnership

By:	Talison Row Development, LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Darryl Dewberry
	Name:	Darryl Dewberry
	Title:	Authorized Representative

BUYER:

TRADE STREET OPERATING PARTNERSHIP, LP,
a Delaware limited partnership

By:	Trade Street OP GP, LLC,
a Delaware limited liability company,
its general partner

By:	Trade Street Residential, Inc.,
a Maryland corporation,
its sole member

By:	/s/ Bert Lopez
Name:	Bert Lopez
Title:	COO/CFO